SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                          Amendment No. 1 to Form 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   August 25, 1999


                        ADVANCED WIRELESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Alabama                  0-26533               63-1205304
       (State or other             (Commission           (IRS Employer
       jurisdiction of             File Number)         Identification No.)
incorporation or organization)


                              927 Sunset Drive
                             Irving, Texas 75061
                   (Address of principal executive office)

                 Issuer's telephone number:     972-254-7604


We have previously reported the purchase of the assets of Dibbs Internet Services, Inc., on Form 8-K dated August 25, 1999. This amendment to the August 25, 1999, Form 8-K contains financial statements for the acquired business and pro forma financial information for our Company reflecting this acquisition, as required by Item 7 of Form 8-K.

Item 7.     Financial Statements and Exhibits

Financial Statements

For a list of financial statements, see "Index to Financial Statements which is part of the Financial Statements which follow page 2 and incorporated herein by reference.

Exhibits

2.1 Agreement to Purchase Assets between Advanced Wireless Systems, Inc,and Dibbs Internet Services, Inc. (incorporated by reference to
        Exhibit 2.1 to the Form 8-K dated August 25, 1999).

2.2     Bill of Sale from Dibbs Internet Services, Inc., to Advanced Wireless
        Systems, Inc.   (incorporated by reference to Exhibit 2.2 to the
        Form 8-K dated August 25, 1999).

27.1    Financial Data Schedule.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED WIRELESS SYSTEMS, INC.



Date: November 30, 1999                      /s/
                                   ----------------------------------
                                   Monte Julius, President

                      ADVANCED WIRELESS SYSTEMS, INC.
                      AUDIT OF HISTORICAL REVENUES
                     AND DIRECT OPERATING EXPENSES
                     OF DIBBS INTERNET SERVICES, INC.

                      INDEX TO FINANCIAL STATEMENTS

                                                                      Page

FINANCIAL STATEMENTS OF THE ACQUIRED BUSINESS:

Independent Auditor's Report                                          F-1

Statement of Historical Revenues and Direct Operating Expenses for
the Years Ended December 31, 1997 and 1998, and for the six months
ended June 30, 1999                                                   F-3

Notes to Statement of Historical Revenues and Direct Operating
Expenses                                                              F-4

PRO FORMA FINANCIAL INFORMATION

Pro Forma Consolidated Balance Sheet of Advanced Wireless
Systems, Inc. as of June 30, 1999 - Unaudited                         P-1

Pro Forma Consolidated Statements of Operations of Advanced
Wireless Systems, Inc. for the Year Ended December 31, 1998 and
for the six months ended June 30, 1999 - Unaudited                    P-3

Notes to Consolidated Pro Forma Financial Statements                  P-

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Advanced Wireless Systems, Inc.


We have audited the accompanying statement of historical revenues and direct operating expenses of Dibbs Internet Services, Inc. (the acquired business) for the years ended December 31, 1998 and 1997, and for the six months ended June 30, 1999, acquired by Advanced Wireless Systems, Inc. This financial statement is the responsibility of Advanced Wireless Systems, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit of the statements of revenues and direct operating expenses includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit of statements of revenues and direct operating expenses also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of revenues and direct operating expenses provides a reasonable basis for our opinion.

The accompanying statement was prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings are not intended to be a complete presentation of the revenues and direct operating expenses of the acquired business.
                              - F-1 -

In our opinion, the statement of historical revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the acquired business described in
Note 1 for the years ended December 31, 1998 and 1997, and for the six months ended June 30, 1999, in conformity with generally accepted accounting principles.

                                          BROWN ARMSTRONG RANDALL
                                          REYES PAULDEN & McCOWN
                                          ACCOUNTANCY CORPORATION

Bakersfield, California
November 15, 1999
                                   - F2 -

                         DIBBS INTERNET SERVICES, INC.
                       STATEMENT OF HISTORICAL REVENUES
                        AND DIRECT OPERATING EXPENSES
                  FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                        AND FOR THE SIX MONTHS ENDED
                              JUNE 30, 1999

                              Six Months
                                Ended             Years Ended December 31,
                               June 30,
                                1999              1998             1997
                           ------------------  ------------    --------------
Internet Revenues            $   98,710         $  175,254     $   140,003
                           ------------------  ------------    --------------

Direct Operating Expenses
     Phone lines                 35,213             63,855          41,877
     Port charges                13,856             27,467          23,194
     Direct labor                  -                 5,539           1,950
     Contract services            3,966              4,426             650
     Other operating expense       -                 3,483           2,852
                           ------------------  ------------    --------------
     Total Direct Operating
       Expenses                  53,035            104,770          71,263
                           ------------------  ------------    --------------
Excess of revenues over
direct operating expenses    $   45,675         $   70,484     $    68,740
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
(See accompanying notes to statement of revenues and direct operating expenses)
                                    - F3 -

                          DIBBS INTERNET SERVICES, INC.
                    NOTES TO STATEMENT OF HISTORICAL REVENUES
                          AND DIRECT OPERATING EXPENSES
                  FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                          AND FOR THE SIX MONTHS ENDED
                                JUNE 30, 1999


NOTE 1 - BASIS OF PRESENTATION

On August 25 ,1999, Advanced Wireless Systems, Inc. (the Company) purchased all of the assets of Dibbs Internet Services, Inc. (Dibbs), an Alabama corporation, an Internet service provider in Mobile, Alabama, for a purchase price of $225,000. Dibbs provided Internet services to approximately 730 Internet customers in the Mobile metropolitan area via dial-in telephone line access. The Company acquired the Dibbs assets used in the operation of its Internet service, including its equipment, software, and the right to use the Dibbs trade name, for $225,000 cash, paid in full on August 25, 1999, to Dibbs and its sole shareholder and president, Diane Summers.

The accompanying financial statement presents the historical revenues and direct operating expenses of Dibbs (the Acquired Business) for the years ended December 31, 1998 and 1997, and for the six months ended June 30, 1999.

The accompanying statement of historical revenues and direct operating expenses of the business does not include general and administrative expenses, interest expense, depreciation, or any provision for income taxes since historical expenses of this nature incurred by Dibbs are not necessarily indicative of the costs to be incurred by the Company.

Revenues and direct operating expenses, as set forth in this financial statement, include Internet service revenues and associated direct operating expenses related to the operation of the telephonic Internet service.

Historical financial information reflecting financial position, results of operations, and cash flows of the business is not presented because the purchase price was assigned to the Dibbs assets used in the operation of its Internet service, including its equipment, software, and the right to use the Dibbs trade name. Other assets acquired and liabilities assumed were not material. Accordingly, the historical statement of revenues and direct operating expenses of Dibbs Internet Services, Inc. is presented in lieu of the financial statements required under Item 3-05 of the Securities and Exchange Commission Regulations S-X.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
                                  - F4 -

                         ADVANCED WIRELESS SYSTEMS, INC.
                           PRO FORMA BALANCE SHEET
                               (UNAUDITED)
                            AS OF JUNE 30, 1999

                                As of
                             June 30, 1999                       Pro Forma
                               Advanced                            As of
                               Wireless          Pro Forma        June 30,
                               Systems          Adjustments        1999
                           ------------------   ------------   --------------
Assets

Current assets
   Cash and cash equivalents   $  374,598       $ (225,000)(a)  $   149,598
   Accounts receivable, net         2,608             -               2,608
   Inventory                       45,964             -              45,964
   Employee Advances                  375             -                 375
   Prepaid expenses                24,600             -              24,600
                           ------------------  ------------    --------------
Total current assets              448,145        (225,000)        2,232,348
                           ------------------  ------------    --------------
Fixed Assets, net of
   depreciation                    98,098          45,250  (a)      143,348
                           ------------------  ------------    --------------
Other assets
   Deposits                           300             -                 300
   License Acquisition Costs,
    net                           204,842             -             204,842
   Organization costs, net          5,094             -               5,094
   Goodwill                           -           177,250  (a)      177,250
   Other intangible                   -             2,500  (a)        2,500
                           ------------------  ------------    --------------
Total Other Assets                210,479         179,750           389,986
                           ------------------  ------------    --------------
TOTAL ASSETS                $     756,479      $     -         $    756,479
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
                  (See Notes to Pro Forma Financial Statements)
                                 - P1 -
                       ADVANCED WIRELESS SYSTEMS, INC.
                         PRO FORMA BALANCE SHEET
                               (UNAUDITED)
                           AS OF JUNE 30, 1999

                                As of
                            June 30, 1999                          Pro Forma
                              Advanced                               As of
                              Wireless          Pro Forma           June 30,
                              Systems          Adjustments            1999
                           ------------------  ------------    --------------

Liabilities and Stockholders'
 Equity

Current Liabilities
   Debtor certificates       $       6,000       $       -         $   6,000
   Notes payable, related
    parties                        250,000               -           250,000
   Accrued payroll taxes             6,629               -             6,629
Accrued interest payable            50,097               -            50,097
                           ------------------  ------------    --------------
   Total Liabilities               312,726               -           312,726
                           ------------------  ------------    --------------

Stockholders' Equity:
   Common stock, $.01 par value, 50,000,000 shares
   authorized; 4,559,263 and 3,658,518 shares
   issued and outstanding
                                    45,593               -            45,593
   Additional paid in capital    2,729,433               -         2,729,433
   Accumulated deficit          (2,331,273)              -       (2,331,273)
                           ------------------  ------------    --------------
   Total Stockholders' equity      443,753               -           443,753
                           ------------------  ------------    --------------
Total Liabilities and Stockholders'
    Equity                     $   756,479        $      -     $     756,479
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
                    (See Notes to Pro Forma Financial Statements)
                                    - P2 -

                      ADVANCED WIRELESS SYSTEMS, INC.
                     PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                              (UNAUDITED)

                                As of
                            June 30, 1999                          Pro Forma
                              Advanced                               As of
                              Wireless          Pro Forma           June 30,
                              Systems          Adjustments            1999
                           ------------------  ------------    --------------

Revenues
   Service and other        $      42,490      $   98,710(b)    $    141,200
                           ------------------  ------------    --------------
Costs and Expenses
   Operating                       64,353          53,035(b)         117,388
   General and administrative     325,424             -              325,424
   Depreciation and amortization   94,908          12,598(c)         107,506
                           ------------------  ------------    --------------
Total Costs and Expenses          484,685          65,633            550,318
                           ------------------  ------------    --------------
Income (Loss) from Operations    (442,195)         33,077           (409,118)
                           ------------------  ------------    --------------
Other Income (Expense)
   Interest Expense              (11,250)             -              (11,250)
                           ------------------  ------------    --------------
Net Income (Loss)          $    (453,445)      $   33,077      $    (420,368)
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
Net Income (Loss) per Share
   Basic                   $        (.11)      $      .01      $        (.10)
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
Weighted Average Number of
   Common Shares Outstanding   4,323,136        4,323,136          4,323,136
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
                    (See Notes to Pro Forma Financial Statements)
                                   - P3 -

                         ADVANCED WIRELESS SYSTEMS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR MONTHS ENDED DECEMBER 31, 1998
                                 (UNAUDITED)

                                As of
                            June 30, 1999                          Pro Forma
                              Advanced                               As of
                              Wireless          Pro Forma           June 30,
                              Systems          Adjustments            1999
                           ------------------  ------------    --------------
Revenues
   Service and other       $      106,602     $    175,254(b)   $   281,856
                           ------------------  ------------    --------------
Costs and Expenses
   Operating                      159,840          104,770(b)       264,610
   General and administrative     359,920             -             359,920
   Depreciation and amortization  252,396           25,196          277,592
                           ------------------  ------------    --------------
Total Costs and Expenses          772,156          129,966          902,122
                           ------------------  ------------    --------------
Income (Loss) from Operations    (665,554)          45,288         (620,266)
                           ------------------  ------------    --------------
Other Income (Expense)
   Interest income                  2,230             -               2,230
   Interest Expense               (20,447)            -             (20,447)
                           ------------------  ------------    --------------
Net Income (Loss)          $     (683,771)          45,288         (638,483)
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
Net Income (Loss) per Share
   Basic                   $         (.20)     $       .01     $       (.19)
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
Weighted Average Number of
   Common Shares Outstanding    3,359,207        3,359,207        3,359,207
                           ------------------  ------------    --------------
                           ------------------  ------------    --------------
                  (See Notes to Pro Forma Financial Statements)
                                 - P4 -

                      NOTES TO UNAUDITED PRO FORMA
                          FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED DECEMBER 31, 1998
                 AND FOR THE SIX MONTHS ENDED JUNE 30, 1999


NOTE 1 - BASIS OF PRESENTATION

On August 25 ,1999, Advanced Wireless Systems, Inc. (the Company) purchased all of the assets of Dibbs Internet Services, Inc. (Dibbs), an Alabama corporation, an Internet service provider in Mobile, Alabama, for a purchase price of $225,000. Dibbs provided Internet services to approximately 730 Internet customers in the Mobile metropolitan area via dial-in telephone line access. The Company will continue offering Dibbs customers the telephonic Internet service that they have now, and will also offer them the opportunity to convert to use of high speed wireless Internet service.

The Company acquired the Dibbs assets used in the operation of its Internet service, including its equipment, software, and the right to use the Dibbs trade name, for $225,000 cash, paid in full on August 25, 1999, to Dibbs and its sole shareholder and president, Diane Summers. The Company did not assume any liabilities of Dibbs in the transaction.

The assets purchased include the equipment necessary to service the Dibbs subscribers, including three computers, two network hubs, a Cisco 2500 router, software, a backup power supply and other network accessories. Dibbs services 730 subscribers, who use 56k, 64k or 128k ISDN telephone services and e-mail dial-up services. The Dibbs basic service begins at $19.95 per month. The subscriber base includes 58 domains and 47 commercial websites.

The asset purchase agreement includes a two year non-competition clause in which Dibbs and Ms. Summers agree not to compete with our Company in providing Internet services within a 75 mile radius of Mobile for two years. Ms. Summers also agreed to provide consulting services to the Company, to help it take over and operate the Dibbs business, for up to 60 days after the purchase, for $1,200 per week.

The pro forma balance sheet at June 30, 1999, has been prepared assuming that the business acquisition was consummated on June 30, 1999. The pro forma statements of operations for the year and six months ended December 31, 1998, and June 30, 1999, respectively, have been prepared assuming that the Business Acquisition was consummated on January 1, 19998, and January 1, 1999, respectively.

The preparation of the pro forma financial statements is based on certain adjustments to the historical financial statements of the Company and the historical statements of revenues and direct operating expenses of the acquired business and are not necessarily indicative of the financial position or results of operations had the above-described business acquisition occurred on the assumed date. These pro forma financial statements should be read in conjunction with the financial statements of the acquired business and of the Company contained in this registration statement.

NOTE 2 - PRO FORMA ADJUSTMENTS

Pro forma entries necessary to adjust the historical financial statements are as follows:

     - Adjustment to record the acquisition of Dibbs assets at June 30, 1999, including fixed assets valued at $45,250, non-compete agreement valued at $2,500, and purchased goodwill valued at $177,250 for cash of $225,000.

     - Adjustments to record historical revenues and direct operating expenses of Dibbs Internet for the period indicated.

     -   Adjustments to record pro forma depreciation expense as follows:

              Fixed Assets:            5 years straight line

              Goodwill:                20 years straight line

              Non-compete Agreement:   2 years straight line
                               - P6 -